Exhibit 32.2




CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of UAGH, Inc.. a Delaware corporation
 (the "Company"), on Form 10-K for the period ending June 30, 2009 as filed with the Securities and Exchange Commission (the "Report"), I, Alex Ferries, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350), that to my knowledge:


(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and


(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Alex Ferries

Alex Ferries

Chief Financial Officer

Date: September 28, 2009